UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Growth and Income Fund, Inc.

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Growth and Income Fund, Inc.	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by John C. Bailer, Elizabeth Slover, Leigh N. Todd, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Growth and Income Fund, Inc. produced a total return of 21.25%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 23.61% for the same period.2

U.S. equities gained ground amid improving economic growth prospects and positive investor sentiment in anticipation of business-friendly government policies. The fund lagged its benchmark, primarily due to disappointing security selections in the consumer staples, consumer discretionary, energy, and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We seek to create a broadly diversified portfolio for the fund that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis, and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Economic Growth and Investor Sentiment Bolstered Stocks

The unexpected result of the 2016 presidential election energized equity markets as investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending. Although concerns arose in the spring of 2017 regarding the new presidential administration’s ability to implement its business-friendly policy proposals, encouraging economic data—including a declining unemployment rate—continued to support investor confidence, driving broad stock market indices to a series of new highs throughout 2017.

Most market sectors benefited from the market’s broad rise, led by some of the more growth-oriented, economically sensitive market segments. The information technology sector produced especially sharp gains, followed by the materials, utilities, and financials sectors, which modestly outperformed the overall market. Telecommunication services stocks lost ground due to heightened competitive pressures and the perceived risks of rising interest rates. Energy stocks also dipped, particularly during the first half of the reporting period, in response to declining oil and gas prices.

DISCUSSION OF FUND PERFORMANCE (continued)

Disappointing Stock Selections Dampened Relative Results

The fund largely participated in the Index’s gains over the reporting period. However, relative performance suffered due to a few disappointing stock selections. Among consumer staples companies, several food and beverage holdings— including Molson Coors Brewing, Kellogg, and Conagra Brands—underperformed due to weak demand and concerns that the entry of Internet retailing giant Amazon.com into the grocery market could undercut industry margins. In the consumer discretionary area, housewares maker Newell Brands declined after reporting disappointing sales, and the fund held few of the sector’s stronger performers in the hotel, restaurant, and leisure industries. Overweighted exposure to stocks in the lagging energy sector, such as Occidental Petroleum and Schlumberger, also undermined relative performance. In the health care sector, biotechnology firm Celgene fell sharply in October 2017 after the company reported weaker-than-expected sales and reduced its outlook for the rest of the year. Other disappointing holdings for the reporting period included real estate investment trust (REIT) Uniti Group, advertising agency Omnicom Group, and cosmetics retailer Ulta Beauty.

On a more positive note, the fund enhanced relative returns with strong stock selections in the financials sector, which generally benefited from improving economic conditions, higher short-term interest rates, and rising equity markets. Top performers included banks, such as JPMorgan Chase and Bank of America, and capital markets firms, such as Goldman Sachs Group, Morgan Stanley, Ameriprise Financial, and Charles Schwab. Among industrial companies, the fund avoided General Electric, which lagged sector averages, focusing instead on better-performing conglomerates, such as Honeywell International. Other notably strong holdings included payments processor Square, health plan provider UnitedHealth Group, and semiconductor manufacturer Texas Instruments.

Emphasizing Attractively Valued Growth Opportunities

As of the end of the reporting period, we believe the U.S. economy remains well positioned for further growth, supported by employment gains, pro-growth government policies, and positive global macroeconomic developments. We have positioned the fund to benefit from these developments by focusing on attractively valued companies with favorable cyclical growth prospects. The fund currently holds overweighted exposure to the financials, materials, information technology, and telecommunication services sectors. In contrast, the fund holds comparatively little exposure to the consumer staples, real estate, health care, utilities, industrials, and consumer discretionary sectors.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/17
	1 Year	5 Years	10 Years
Fund	21.25%	14.50%	6.64%
S&P 500® Index	23.61%	15.17%	7.51%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

Expenses paid per $1,000†	$4.70
Ending value (after expenses)	$1,072.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

Expenses paid per $1,000†	$4.58
Ending value (after expenses)	$1,020.67

† Expenses are equal to the fund’s annualized expense ratio of .90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.8%
Automobiles & Components - 1.5%
Delphi Automotive	37,544		3,731,123
Goodyear Tire & Rubber	152,716		4,671,582
Tesla	14,913	[a,b]	4,944,107
			13,346,812
Banks - 9.5%
Bank of America	606,585		16,614,363
BB&T	85,671		4,218,440
Citigroup	245,427		18,038,884
JPMorgan Chase & Co.	237,452		23,890,046
PNC Financial Services Group	60,587		8,287,696
SunTrust Banks	130,074		7,831,756
U.S. Bancorp	91,800		4,992,084
			83,873,269
Capital Goods - 7.6%
Fortive	77,066		5,568,789
Honeywell International	118,166		17,034,811
L3 Technologies	24,641		4,612,302
PACCAR	70,279		5,041,113
Quanta Services	165,017	[b]	6,226,091
Raytheon	72,576		13,078,195
United Technologies	129,397		15,496,585
			67,057,886
Consumer Durables & Apparel - .5%
Newell Brands	103,177		4,207,558
Consumer Services - .8%
Las Vegas Sands	116,916		7,410,136
Diversified Financials - 5.9%
American Express	38,813		3,707,418
Ameriprise Financial	63,284		9,906,477
Berkshire Hathaway, Cl. B	90,230	[b]	16,867,596
Goldman Sachs Group	30,091		7,296,466
Synchrony Financial	225,790		7,365,270
Voya Financial	177,542		7,130,087
			52,273,314
Energy - 5.6%
EOG Resources	112,106		11,196,026
Hess	161,514	[a]	7,132,458
Occidental Petroleum	224,749		14,512,043
Phillips 66	116,762		10,634,683
Schlumberger	95,847		6,134,208
			49,609,418

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Food & Staples Retailing - .9%
Costco Wholesale	47,711		7,685,288
Food, Beverage & Tobacco - 4.5%
Coca-Cola	117,775		5,415,295
Coca-Cola European Partners	97,804		3,996,271
Conagra Brands	203,614		6,955,454
Kellogg	92,332	[a]	5,773,520
Kraft Heinz	86,899		6,719,900
Monster Beverage	58,869	[b]	3,410,281
PepsiCo	67,119		7,398,527
			39,669,248
Health Care Equipment & Services - 5.6%
Abbott Laboratories	74,541		4,042,358
Aetna	65,378		11,116,221
AmerisourceBergen	30,374		2,337,279
Boston Scientific	255,751	[b]	7,196,833
Humana	7,696		1,965,174
IDEXX Laboratories	19,946	[b]	3,314,427
UnitedHealth Group	93,855		19,730,198
			49,702,490
Insurance - 2.7%
Allstate	27,916		2,620,196
American International Group	60,587		3,914,526
Chubb	9,328		1,406,849
Hartford Financial Services Group	61,704		3,396,805
Progressive	149,061		7,251,818
Prudential Financial	52,771		5,829,085
			24,419,279
Materials - 5.8%
CF Industries Holdings	156,735		5,952,795
DowDuPont	253,209		18,309,543
Martin Marietta Materials	19,828		4,299,702
Newmont Mining	124,848		4,514,504
Nucor	14,806		856,231
Packaging Corporation of America	40,798		4,743,583
Praxair	28,134		4,110,940
Vulcan Materials	74,810		9,108,117
			51,895,415
Media - 2.4%
Charter Communications, Cl. A	13,571	[b]	4,535,021
Comcast, Cl. A	322,489		11,619,279
Omnicom Group	72,434		4,866,840
			21,021,140

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
Biogen	23,544	[b]	7,337,723
BioMarin Pharmaceutical	38,368	[b]	3,149,629
Bristol-Myers Squibb	112,951		6,964,559
Celgene	72,117	[b]	7,281,653
Eli Lilly & Co.	10,771		882,576
Gilead Sciences	24,837		1,861,782
Johnson & Johnson	83,775		11,679,073
Merck & Co.	101,477		5,590,368
Neurocrine Biosciences	43,173	[a,b]	2,681,475
Pfizer	164,372		5,762,882
Zoetis	87,275		5,569,891
			58,761,611
Real Estate - .7%
Lamar Advertising, Cl. A	43,895	[a,c]	3,091,964
Uniti Group	157,829	[a,c]	2,762,008
			5,853,972
Retailing - 5.7%
Amazon.com	17,563	[b]	19,412,033
Dollar Tree	47,237	[b]	4,310,376
Home Depot	55,421		9,187,693
Nordstrom	61,893	[a]	2,454,057
Priceline Group	5,401	[b]	10,326,496
Ulta Beauty	5,810	[b]	1,172,400
Wayfair, Cl. A	54,252	[a,b]	3,792,215
			50,655,270
Semiconductors & Semiconductor Equipment - 4.9%
Broadcom	48,547		12,812,039
Microchip Technology	32,880	[a]	3,117,024
NVIDIA	57,660		11,924,665
Texas Instruments	160,736		15,541,564
			43,395,292
Software & Services - 16.3%
Activision Blizzard	63,633		4,167,325
Alphabet, Cl. A	2,912	[b]	3,008,212
Alphabet, Cl. C	18,220	[b]	18,523,181
Facebook, Cl. A	108,152	[b]	19,473,849
First Data, Cl. A	278,159	[b]	4,954,012
Fortinet	130,674	[b]	5,149,862
HubSpot	28,344	[b]	2,453,173
Microsoft	348,007		28,947,222
Oracle	135,130		6,878,117
PayPal Holdings	110,182	[b]	7,994,806
salesforce.com	90,865	[b]	9,299,124

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Software & Services - 16.3% (continued)
ServiceNow	37,814	[b]	4,778,555
Splunk	68,561	[b]	4,614,155
Square, Cl. A	160,177	[b]	5,956,983
Teradata	93,251	[a,b]	3,119,246
Twilio, Cl. A	77,425	[a,b]	2,473,729
Visa, Cl. A	119,395		13,131,062
			144,922,613
Technology Hardware & Equipment - 5.7%
Apple	170,835		28,877,948
Arista Networks	12,141	[a,b]	2,426,864
Cisco Systems	453,569		15,489,381
Harris	25,878		3,605,323
			50,399,516
Telecommunication Services - 3.4%
AT&T	375,897		12,648,934
T-Mobile US	62,029	[b]	3,707,473
Verizon Communications	246,795		11,814,077
Vodafone Group, ADR	69,013		1,999,997
			30,170,481
Transportation - 1.1%
Delta Air Lines	76,490		3,826,795
Union Pacific	48,678		5,636,426
			9,463,221
Utilities - 1.1%
FirstEnergy	208,310		6,863,815
NextEra Energy Partners	27,230	[a]	1,071,228
NRG Yield, Cl. C	113,667	[a]	2,114,206
			10,049,249
Total Common Stocks (cost $655,785,760)			875,842,478

Other Investment - 1.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,333,108)	12,333,108	[d]	12,333,108

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $15,335,344)	15,335,344	[d]	15,335,344
Total Investments (cost $683,454,212)	102.0%		903,510,930
Liabilities, Less Cash and Receivables	(2.0%)		(17,294,233)
Net Assets	100.0%		886,216,697

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $39,605,321 and the value of the collateral held by the fund was $39,974,083, consisting of cash collateral of $15,335,344 and U.S. Government & Agency securities valued at $24,638,739.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	16.3
Banks	9.5
Capital Goods	7.6
Pharmaceuticals, Biotechnology & Life Sciences	6.6
Diversified Financials	5.9
Materials	5.8
Retailing	5.7
Technology Hardware & Equipment	5.7
Health Care Equipment & Services	5.6
Energy	5.6
Semiconductors & Semiconductor Equipment	4.9
Food, Beverage & Tobacco	4.5
Telecommunication Services	3.4
Money Market Investments	3.2
Insurance	2.7
Media	2.4
Automobiles & Components	1.5
Utilities	1.1
Transportation	1.1
Food & Staples Retailing	.9
Consumer Services	.8
Real Estate	.7
Consumer Durables & Apparel	.5
102.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16($)	Purchases($)	Sales($)	Value 10/31/17($)	Net Assets(%)	Dividend/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	5,533,795	209,268,673	199,467,124	15,335,344	1.8	61,006
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,707,117	164,069,566	155,443,575	12,333,108	1.4	-
Total	9,240,912	373,338,239	354,910,699	27,668,452	3.2	61,006

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $39,605,321)—Note 1(b):
Unaffiliated issuers	655,785,760	875,842,478
Affiliated issuers	27,668,452	27,668,452
Receivable for investment securities sold		3,975,158
Dividends and securities lending income receivable		571,413
Receivable for shares of Common Stock subscribed		82,701
Prepaid expenses		19,733
		908,159,935
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		688,175
Cash overdraft due to Custodian		3,089
Liability for securities on loan—Note 1(b)		15,335,344
Payable for investment securities purchased		5,541,130
Payable for shares of Common Stock redeemed		280,369
Accrued expenses		95,131
		21,943,238
Net Assets ($)		886,216,697
Composition of Net Assets ($):
Paid-in capital		589,503,397
Accumulated undistributed investment income—net		685,252
Accumulated net realized gain (loss) on investments		75,971,330
Accumulated net unrealized appreciation (depreciation) on investments		220,056,718
Net Assets ($)		886,216,697
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		39,834,312
Net Asset Value Per Share ($)		22.25

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	15,293,875
Affiliated issuers	61,006
Income from securities lending—Note 1(b)	85,641
Interest	763
Total Income	15,441,285
Expenses:
Management fee—Note 3(a)	6,460,477
Shareholder servicing costs—Note 3(b)	978,680
Professional fees	81,307
Custodian fees—Note 3(b)	70,546
Directors’ fees and expenses—Note 3(c)	67,332
Registration fees	53,289
Prospectus and shareholders’ reports	34,224
Loan commitment fees—Note 2	19,611
Miscellaneous	27,471
Total Expenses	7,792,937
Less—reduction in fees due to earnings credits—Note 3(b)	(23,255)
Net Expenses	7,769,682
Investment Income—Net	7,671,603
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	80,843,735
Net unrealized appreciation (depreciation) on investments	75,293,949
Net Realized and Unrealized Gain (Loss) on Investments	156,137,684
Net Increase in Net Assets Resulting from Operations	163,809,287

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	7,671,603	8,705,776
Net realized gain (loss) on investments	80,843,735	28,288,617
Net unrealized appreciation (depreciation) on investments	75,293,949	(28,177,401)
Net Increase (Decrease) in Net Assets Resulting from Operations	163,809,287	8,816,992
Distributions to Shareholders from ($):
Investment income—net	(7,285,229)	(9,330,064)
Net realized gain on investments	(28,821,027)	(89,495,349)
Total Distributions	(36,106,256)	(98,825,413)
Capital Stock Transactions ($):
Net proceeds from shares sold	23,825,274	26,773,184
Distributions reinvested	34,240,517	93,168,656
Cost of shares redeemed	(100,051,485)	(135,682,832)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(41,985,694)	(15,740,992)
Total Increase (Decrease) in Net Assets	85,717,337	(105,749,413)
Net Assets ($):
Beginning of Period	800,499,360	906,248,773
End of Period	886,216,697	800,499,360
Undistributed investment income—net	685,252	267,270
Capital Share Transactions (Shares):
Shares sold	1,166,716	1,428,472
Shares issued for distributions reinvested	1,740,144	4,939,889
Shares redeemed	(4,824,116)	(7,190,955)
Net Increase (Decrease) in Shares Outstanding	(1,917,256)	(822,594)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	19.17	21.29	22.18	20.06	15.35
Investment Operations:
Investment income—net[a]	.19	.20	.16	.15	.18
Net realized and unrealized gain (loss) on investments	3.77	.02	.98	2.76	4.71
Total from Investment Operations	3.96	.22	1.14	2.91	4.89
Distributions:
Dividends from investment income—net	(.18)	(.22)	(.15)	(.16)	(.18)
Dividends from net realized gain on investments	(.70)	(2.12)	(1.88)	(.63)	-
Total Distributions	(.88)	(2.34)	(2.03)	(.79)	(.18)
Net asset value, end of period	22.25	19.17	21.29	22.18	20.06
Total Return (%)	21.25	1.30	5.52	14.95	32.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.93	.91	.92	.97
Ratio of net expenses to average net assets	.90	.93	.91	.92	.97
Ratio of net investment income to average net assets	.89	1.05	.76	.72	1.03
Portfolio Turnover Rate	68.69	51.96	60.22	49.93	47.77
Net Assets, end of period ($ x 1,000)	886,217	800,499	906,249	950,818	780,590

a Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	857,034,171	-	-	857,034,171
Equity Securities—Foreign Common Stocks†	18,808,307	-	-	18,808,307
Registered Investment Companies	27,668,452	-	-	27,668,452

†  See Statement of Investments for additional detailed categorizations.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at

NOTES TO FINANCIAL STATEMENTS (continued)

origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $16,134 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,604,526, undistributed capital gains $67,035,299 and unrealized appreciation $216,073,475.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $7,263,619 and $10,338,872, and long-term capital gains $28,842,637 and $88,486,541, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $31,608 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and

NOTES TO FINANCIAL STATEMENTS (continued)

providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2017, the fund was charged $521,194 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $263,038 for transfer agency services and $23,158 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $23,158.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $70,546 pursuant to the custody agreement. These fees were partially offset by earnings credits of $97.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $562,179, Shareholder Services Plan fees $47,000, custodian fees $15,480, Chief Compliance Officer fees $6,538 and transfer agency fees $56,978.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2017, amounted to $583,502,938 and $658,227,406, respectively.

At October 31, 2017, the cost of investments for federal income tax purposes was $687,437,455; accordingly, accumulated net unrealized appreciation on investments was $216,073,475, consisting of $231,951,558 gross unrealized appreciation and $15,878,083 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc. (the Fund), including the statements of investments and investments in affiliated issuers, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 70.40% of the ordinary dividends paid during the fiscal year ended October 31, 2017 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,263,619 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. The fund also hereby reports $.6969 per share as a long-term capital gain distribution paid on December 6, 2016.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Growth and Income Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DGRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0010AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,856 in 2016 and $34,702 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $6,932 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,872 in 2016 and $3,171 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,777 in 2016 and $4,060 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,423,084 in 2016 and $32,905,415 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)